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CUSIP NO. G23773107                       13G                      Page 10 of 11
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                            EXHIBIT 1 TO SCHEDULE 13G

                                 August 28, 2007

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, KBC GROUP NV, KBC ASSET MANAGEMENT NV, KBC ASSET MANAGEMENT LTD., KBC BANK NV each hereby agree to the joint filing of this statement on Schedule 13G (including any and all amendments hereto). In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G. A copy of this Agreement shall be attached as an exhibit to the Statement on Schedule 13G filed on behalf of each of the parties hereto, to which this Agreement relates.

This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

KBC GROUP NV


By: /s/ Noel O'Halloran
    ---------------------------------
Name: Noel O'Halloran
Its: Executive Director and Chief
     Investment Officer of KBC Asset
     Management Ltd.


KBC ASSET MANAGEMENT NV


By: /s/ Noel O'Halloran
    ---------------------------------
Name: Noel O'Halloran
Its: Executive Director and Chief
     Investment Officer of KBC Asset
     Management Ltd.


KBC ASSET MANAGEMENT LTD.


By: /s/ Noel O'Halloran
    ---------------------------------
Name: Noel O'Halloran
Its: Executive Director and Chief
     Investment Officer


                                  Page 10 of 11

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CUSIP NO. G23773107                       13G                      Page 11 of 11
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KBC BANK NV


By: /s/ Noel O'Halloran
    ---------------------------------
Name: Noel O'Halloran
Its: Executive Director and Chief
     Investment Officer of KBC Asset
     Management Ltd.


                                  Page 11 of 11